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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-86578






                        DAVIS INTERNATIONAL SERIES, INC.
                        SUPPLEMENT DATED NOVEMBER 7, 2000
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2000


The following information supplements and should be read in conjunction with the Statement of Additional Information.

ACQUISITION OF  SUB-ADVISER, FIDUCIARY TRUST INTERNATIONAL, INC.

Franklin Resources, Inc. (operating as Franklin Templeton Investments) of San Mateo, CA, and Fiduciary Trust Company International of New York announced on October 25, 2000, that they have signed a definitive agreement under which Franklin Resources will acquire Fiduciary Trust International in an all-stock transaction valued at approximately $825 million. Based on current assets, the combined entity would have more than $280 billion in assets under management worldwide. Fiduciary Trust Company International is the ultimate parent company of Fiduciary International, Inc., the sub-adviser for Davis International Total Return Fund.

The transaction, which is subject to shareholder and regulatory approvals and other customary closing conditions, is expected to be completed in the first quarter of calendar 2001. It is not expected that the transaction will result in any immediate change in the manner in which the Fund will be managed. However, the Fund's Board of Directors will consider what, if any, action will be necessary in the future. Shareholders will be informed immediately of any material developments.